UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2012

MFS® MID CAP GROWTH FUND

OTC-ANN

MFS® MID CAP GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets continue to face a number of major economic and political challenges. While the European debt crisis has deepened and spread, there appears to be scope for improvement given the European Central Bank’s willingness to backstop troubled sovereigns. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year- end. At the same time, global consumer and producer confidence has fallen sharply. And a search for safe havens by nervous investors has driven down yields on highly rated government bonds, including those issued by Germany and the United States, to multi-decade lows.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the

Fed extended its quantitative easing program, leaving little expectation that the bank will add further money to the system. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
AMETEK, Inc.	2.1%
Ross Stores, Inc.	2.1%
American Tower Corp., REIT	1.9%
MasterCard, Inc., “A”	1.8%
Verisk Analytics, Inc., “A”	1.8%
Airgas, Inc.	1.6%
Urban Outfitters, Inc.	1.6%
Cognizant Technology Solutions Corp., “A”	1.6%
PetSmart, Inc.	1.5%
Cabot Oil & Gas Corp.	1.5%

Equity sectors
Technology	15.0%
Retailing	14.6%
Health Care	12.6%
Industrial Goods & Services	11.7%
Special Products & Services	8.6%
Energy	8.2%
Basic Materials	5.5%
Leisure	5.5%
Autos & Housing	5.1%
Financial Services	4.1%
Consumer Staples	3.2%
Utilities & Communications	2.4%
Transportation	1.7%

Percentages are based on net assets as of 8/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2012, Class A shares of the MFS Mid Cap Growth Fund (the “fund”) provided a total return of 9.62%, at net asset value. This compares with a return of 11.72% for the fund’s benchmark, the Russell Midcap Growth Index.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. These included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Detractors from Performance

Stock selection in the technology sector held back performance relative to the Russell Midcap Growth Index. Holdings of online digital photography company Shutterfly  (b)(h), security software provider Check Point Software Technologies (b) (Israel), and session border controllers Acme Packet (h) were among the fund’s top relative detractors for the reporting period. Shares of Acme Packet faced downward pressure as management lowered guidance on concerns that weaker spending trends by North American carriers could continue.

Stock selection in the industrial goods & services sector also had a negative impact on relative results, led by holdings of filtration and separation systems manufacturer Polypore International. Shares of Polypore underperformed as investors appeared to have been concerned about the potential impact to the company’s Energy Storage operations from the flood in Thailand and a change in Chinese environmental policy concerning the handling of lead in lead-acid battery production. Additionally, one of the firm’s customers announced plans to produce, in-house, the separators they currently purchase from Polypore which cut into the firm’s sales to producers of batteries used in electric cars.

Stocks in other sectors that hampered relative performance included energy company SM Energy and oil and natural gas exploration company Celtic Exploration (b). A steady

Management Review – continued

decline in natural gas prices adversely affected Celtic Exploration’s stock as nearly 80% of the firm’s production comes from natural gas. This, combined with a significant increase in costs via capital expenditures, left the company with a sizable loss. Not holding strong-performing gas pipeline company El Paso Corporation, and the timing of the fund’s ownership in shares of surgical systems manufacturer Intuitive Surgical, also hurt relative results.

The fund’s cash and/or cash equivalents position dampened relative performance. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the retailing sector was a key driver for positive performance. Overweight positions in off-price retail apparel and home fashion store operator Ross Stores, specialty retailer of pet food and supplies PetSmart, and apparel retailer Urban Outfitters contributed to relative results as all three stocks significantly outperformed the benchmark during the reporting period. Shares of PetSmart rose as the company posted strong sales, strong incremental margins, and noted strength across all three merchandising categories, as well as across services.

Stock selection in the energy sector also aided relative performance during the reporting period. Within this sector, not holding poor-performing coal mining company Peabody Energy benefited relative results.

Stocks in other sectors that were among the fund’s top relative contributors included biotechnology firm Alexion Pharmaceuticals, aerospace components and systems supplier Goodrich (h), broadcast and communications tower management firm American Tower (b), information and analytical tool provider Verisk Analytics, and electronic instrument manufacturer AMETEK. Shares of AMETEK benefited from strong earnings results as net income hit an all-time high. The company also continued to complete strategic acquisitions, a key tenant of its corporate growth plan. The timing of the fund’s ownership in shares of internet TV show and movie subscription provider Netflix  (h) also aided relative results.

Respectfully,

Eric Fischman	Paul Gordon
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/12

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	9.62%	(1.27)%	5.06%	N/A
B	12/01/93	8.69%	(2.03)%	4.27%	N/A
C	8/01/94	8.76%	(2.01)%	4.28%	N/A
I	1/02/97	9.79%	(1.04)%	5.33%	N/A
R1	4/01/05	8.72%	(2.03)%	N/A	1.10%
R2	10/31/03	9.32%	(1.54)%	N/A	2.27%
R3	4/01/05	9.55%	(1.31)%	N/A	1.85%
R4	4/01/05	9.98%	(1.08)%	N/A	2.11%
529A	7/31/02	9.48%	(1.43)%	4.84%	N/A
529B	7/31/02	8.83%	(2.10)%	4.11%	N/A
529C	7/31/02	8.78%	(2.12)%	4.11%	N/A
Comparative benchmark
Russell Midcap Growth Index (f)		11.72%	2.92%	9.97%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.32%	(2.43)%	4.44%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		4.69%	(2.42)%	4.27%	N/A
C With CDSC (1% for 12 months) (x)		7.76%	(2.01)%	4.28%	N/A
529A With Initial Sales Charge (5.75%)		3.19%	(2.59)%	4.22%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		4.83%	(2.49)%	4.11%	N/A
529C With CDSC (1% for 12 months) (x)		7.78%	(2.12)%	4.11%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition

Russell Midcap Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2012 through August 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/12	Ending Account Value 8/31/12	Expenses Paid During Period (p) 3/01/12-8/31/12
A	Actual	1.24%	$1,000.00	$1,001.05	$6.24
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
B	Actual	1.99%	$1,000.00	$996.54	$9.99
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
C	Actual	1.99%	$1,000.00	$997.64	$9.99
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
I	Actual	0.99%	$1,000.00	$1,002.03	$4.98
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R1	Actual	1.99%	$1,000.00	$996.52	$9.99
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
R2	Actual	1.49%	$1,000.00	$998.92	$7.49
	Hypothetical (h)	1.49%	$1,000.00	$1,017.65	$7.56
R3	Actual	1.24%	$1,000.00	$1,001.05	$6.24
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
R4	Actual	0.99%	$1,000.00	$1,002.07	$4.98
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
529A	Actual	1.29%	$1,000.00	$1,000.00	$6.49
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55
529B	Actual	2.04%	$1,000.00	$997.65	$10.24
	Hypothetical (h)	2.04%	$1,000.00	$1,014.88	$10.33
529C	Actual	2.04%	$1,000.00	$996.40	$10.24
	Hypothetical (h)	2.04%	$1,000.00	$1,014.88	$10.33

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.2%
Issuer	Shares/Par	Value ($)

Aerospace - 1.4%
BE Aerospace, Inc. (a)	158,110	$6,365,502
TransDigm Group, Inc. (a)	57,970	8,035,801

		$14,401,303
Alcoholic Beverages - 0.9%
Beam, Inc.	150,730	$8,796,603

Apparel Manufacturers - 1.8%
Carter’s, Inc. (a)	42,110	$2,345,948
Guess?, Inc.	61,090	1,592,005
Li & Fung Ltd.	2,624,000	4,281,574
VF Corp.	65,030	9,928,780

		$18,148,307
Automotive - 2.9%
BorgWarner Transmission Systems, Inc. (a)	184,050	$12,658,959
Delphi Automotive PLC (a)	286,910	8,690,504
LKQ Corp. (a)	205,590	7,758,967

		$29,108,430
Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc. (a)	139,630	$14,969,732
Regeneron Pharmaceuticals, Inc. (a)	21,560	3,191,958
ViroPharma, Inc. (a)	144,840	3,852,744

		$22,014,434
Broadcasting - 1.7%
CBS Corp., “B”	115,950	$4,213,623
Discovery Communications, Inc., “A” (a)	234,866	12,880,051

		$17,093,674
Brokerage & Asset Managers - 2.3%
Affiliated Managers Group, Inc. (a)	124,170	$14,604,875
Evercore Partners, Inc.	85,390	2,109,133
IntercontinentalExchange, Inc. (a)	45,580	6,230,786

		$22,944,794
Business Services - 6.9%
Cognizant Technology Solutions Corp., “A” (a)	247,899	$15,934,948
Concur Technologies, Inc. (a)	62,710	4,540,204

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
FleetCor Technologies, Inc. (a)	232,490	$10,038,918
Gartner, Inc. (a)	197,850	9,771,812
IHS, Inc., “A” (a)	23,270	2,653,711
Jones Lang LaSalle, Inc.	120,740	8,708,976
Verisk Analytics, Inc., “A” (a)	370,560	17,979,571

		$69,628,140
Cable TV - 0.8%
Charter Communications, Inc., “A” (a)	107,040	$8,327,712

Chemicals - 0.7%
Celanese Corp.	186,900	$7,150,794

Computer Software - 5.9%
Autodesk, Inc. (a)	121,820	$3,782,511
Check Point Software Technologies Ltd. (a)	206,520	9,518,507
Citrix Systems, Inc. (a)	100,680	7,821,829
CommVault Systems, Inc. (a)	84,560	4,263,515
Parametric Technology Corp. (a)	567,470	12,058,738
Red Hat, Inc. (a)	91,930	5,151,757
SolarWinds, Inc. (a)	140,570	7,714,482
TIBCO Software, Inc. (a)	326,580	9,771,274

		$60,082,613
Computer Software - Systems - 2.2%
MICROS Systems, Inc. (a)	152,810	$7,741,355
NetApp, Inc. (a)	108,950	3,760,954
Qlik Technologies, Inc. (a)	318,140	6,728,661
Verifone Systems, Inc. (a)	108,760	3,778,322

		$22,009,292
Construction - 2.2%
NVR, Inc. (a)	8,030	$6,650,285
Sherwin-Williams Co.	26,540	3,797,343
Stanley Black & Decker, Inc.	180,925	11,901,247

		$22,348,875
Consumer Products - 0.7%
Chr. Hansen Holding A/S	168,486	$5,028,287
Nu Skin Enterprises, Inc., “A”	54,630	2,266,599

		$7,294,886

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Services - 1.7%
Anhanguera Educacional Participacoes S.A.	128,400	$1,910,914
HomeAway, Inc. (a)	37,860	895,768
Priceline.com, Inc. (a)	23,916	14,458,896

		$17,265,578
Containers - 2.2%
Ball Corp.	320,650	$13,521,811
Silgan Holdings, Inc.	219,800	9,216,214

		$22,738,025
Electrical Equipment - 5.9%
AMETEK, Inc.	614,392	$21,079,790
Mettler-Toledo International, Inc. (a)	78,030	12,883,533
MSC Industrial Direct Co., Inc., “A”	121,090	8,391,537
Sensata Technologies Holding B.V. (a)	244,840	7,352,545
TriMas Corp. (a)	105,640	2,271,260
W.W. Grainger, Inc.	38,360	7,900,626

		$59,879,291
Electronics - 3.2%
Altera Corp.	289,200	$10,795,836
Hittite Microwave Corp. (a)	58,285	3,052,385
Linear Technology Corp.	227,340	7,507,904
Microchip Technology, Inc.	319,270	11,094,633

		$32,450,758
Energy - Independent - 4.7%
Cabot Oil & Gas Corp.	368,650	$15,265,797
Celtic Exploration Ltd. (a)	339,930	5,703,720
Concho Resources, Inc. (a)	78,640	7,057,154
EQT Corp.	94,310	5,088,968
Pioneer Natural Resources Co.	43,400	4,225,424
Range Resources Corp.	58,950	3,842,951
SM Energy Co.	131,830	6,226,331

		$47,410,345
Engineering - Construction - 0.3%
Fluor Corp.	51,697	$2,662,396

Entertainment - 0.3%
Six Flags Entertainment Corp.	47,000	$2,595,810

Food & Beverages - 1.6%
Mead Johnson Nutrition Co., “A”	187,700	$13,764,041
Want Want China Holdings Ltd.	2,358,000	2,927,460

		$16,691,501

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - 0.7%
Royal Caribbean Cruises Ltd.	154,778	$4,182,102
Sands China Ltd.	684,000	2,416,416

		$6,598,518
General Merchandise - 2.1%
Dollar General Corp. (a)	260,450	$13,301,182
Five Below, Inc. (a)	240,990	7,745,419

		$21,046,601
Internet - 2.0%
LinkedIn Corp., “A” (a)	65,170	$6,992,741
Rackspace Hosting, Inc. (a)	213,390	12,799,132

		$19,791,873
Leisure & Toys - 1.1%
Brunswick Corp.	139,120	$3,295,753
Polaris Industries, Inc.	110,080	8,276,915

		$11,572,668
Machinery & Tools - 3.4%
Flowserve Corp.	39,080	$4,988,953
Joy Global, Inc.	169,190	9,031,362
Polypore International, Inc. (a)(l)	115,360	3,739,971
Roper Industries, Inc.	52,560	5,402,642
United Rentals, Inc. (a)	102,080	3,298,205
WABCO Holdings, Inc. (a)	143,160	8,406,355

		$34,867,488
Medical & Health Technology & Services - 3.9%
Advisory Board Co. (a)	78,720	$3,489,658
Catamaran Corp. (a)	133,440	11,629,296
Cerner Corp. (a)	170,160	12,445,502
IDEXX Laboratories, Inc. (a)	38,710	3,679,773
Patterson Cos., Inc.	256,670	8,719,080

		$39,963,309
Medical Equipment - 5.1%
Cepheid, Inc. (a)	38,850	$1,466,199
Cooper Cos., Inc.	127,865	10,721,480
Covidien PLC	182,720	10,241,456
Edwards Lifesciences Corp. (a)	95,610	9,762,737
Endologix, Inc. (a)	349,660	4,185,430
Intuitive Surgical, Inc. (a)	14,940	7,347,343
Sirona Dental Systems, Inc. (a)	54,060	2,872,748

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Thermo Fisher Scientific, Inc.	97,270	$5,578,435

		$52,175,828
Network & Telecom - 1.7%
F5 Networks, Inc. (a)	30,870	$3,009,516
Fortinet, Inc. (a)	533,410	14,140,699

		$17,150,215
Oil Services - 3.5%
Cameron International Corp. (a)	103,564	$5,665,986
Core Laboratories N.V.	32,810	4,009,054
Dresser-Rand Group, Inc. (a)	276,130	13,977,701
FMC Technologies, Inc. (a)	210,550	9,862,162
Lufkin Industries, Inc.	47,210	2,474,748

		$35,989,651
Other Banks & Diversified Financials - 1.8%
MasterCard, Inc., “A”	43,250	$18,290,425

Pharmaceuticals - 1.4%
Auxilium Pharmaceuticals, Inc. (a)	107,670	$2,508,711
Perrigo Co.	102,200	11,238,934

		$13,747,645
Pollution Control - 0.7%
Stericycle, Inc. (a)	33,710	$3,085,139
Waste Connections, Inc.	152,395	4,411,835

		$7,496,974
Railroad & Shipping - 1.0%
Kansas City Southern Co.	129,310	$9,999,542

Restaurants - 0.9%
Starbucks Corp.	187,420	$9,297,906

Specialty Chemicals - 2.6%
Airgas, Inc.	199,130	$16,541,729
Albemarle Corp.	74,800	4,093,804
Rockwood Holdings, Inc.	120,740	5,715,832

		$26,351,365
Specialty Stores - 10.7%
American Eagle Outfitters, Inc.	180,710	$4,018,990
AutoZone, Inc. (a)	35,570	12,863,535

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Bed Bath & Beyond, Inc. (a)	47,960	$3,221,473
Children’s Place Retail Store, Inc. (a)	102,260	5,822,684
O’Reilly Automotive, Inc. (a)	78,850	6,698,308
PetSmart, Inc.	216,240	15,335,741
Ross Stores, Inc.	303,710	21,013,695
rue21, Inc. (a)	111,440	3,154,866
Tiffany & Co.	179,950	11,147,903
Tractor Supply Co.	91,510	8,737,375
Urban Outfitters, Inc. (a)	426,790	16,021,697

		$108,036,267
Telecommunications - Wireless - 1.9%
American Tower Corp., REIT	275,350	$19,384,640

Trucking - 0.7%
Expeditors International of Washington, Inc.	196,860	$7,207,045

Utilities - Electric Power - 0.5%
CMS Energy Corp.	223,050	$5,145,764
Total Common Stocks (Identified Cost, $849,296,560)		$995,157,285

Collateral for Securities Loaned - 0.3%
Morgan Stanley Repurchase Agreement, 0.19%, dated 8/31/2012, due 9/04/2012, total to be received $3,524,844 (secured by U.S. Treasury and Federal Agency obligations valued at $3,595,280 in an individually traded account), at Cost and Value	$3,524,770	$3,524,770

Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	12,080,387	$12,080,387
Total Investments (Identified Cost, $864,901,717)		$1,010,762,442

Other Assets, Less Liabilities - 0.3%		2,989,179
Net Assets - 100.0%		$1,013,751,621

(a)	Non-income producing security.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $852,821,330)	$998,682,055
Underlying affiliated funds, at cost and value	12,080,387
Total investments, at value, including $2,787,147 of securities on loan (identified cost, $864,901,717)	$1,010,762,442
Receivables for
Investments sold	11,017,943
Fund shares sold	234,053
Interest and dividends	633,127
Other assets	2,040
Total assets	$1,022,649,605
Liabilities
Payable to custodian	$991
Payables for
Investments purchased	3,513,768
Fund shares reacquired	1,301,238
Collateral for securities loaned, at value	3,524,770
Payable to affiliates
Investment adviser	42,274
Shareholder servicing costs	372,302
Distribution and service fees	5,491
Program manager fees	5
Payable for independent Trustees’ compensation	35,410
Accrued expenses and other liabilities	101,735
Total liabilities	$8,897,984
Net assets	$1,013,751,621
Net assets consist of
Paid-in capital	$1,150,639,066
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	145,860,769
Accumulated net realized gain (loss) on investments and foreign currency	(278,539,822)
Accumulated net investment loss	(4,208,392)
Net assets	$1,013,751,621
Shares of beneficial interest outstanding	104,127,403

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$191,461,752	20,005,335	$9.57
Class B	18,917,706	2,191,209	8.63
Class C	28,646,774	3,394,151	8.44
Class I	764,857,189	77,457,365	9.87
Class R1	1,776,955	206,503	8.60
Class R2	4,357,425	469,894	9.27
Class R3	1,617,324	169,813	9.52
Class R4	255,578	26,354	9.70
Class 529A	1,231,404	131,631	9.35
Class 529B	243,226	28,623	8.50
Class 529C	386,288	46,525	8.30

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $10.15 [100 / 94.25 x $9.57] and $9.92 [100 / 94.25 x $9.35], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net Investment loss
Income
Dividends	$4,632,291
Interest	145,980
Dividends from underlying affiliated funds	28,103
Foreign taxes withheld	(6,559)
Total investment income	$4,799,815
Expenses
Management fee	$7,050,875
Distribution and service fees	1,035,154
Program manager fees	1,743
Shareholder servicing costs	1,815,928
Administrative services fee	148,988
Independent Trustees’ compensation	20,110
Custodian fee	122,833
Shareholder communications	48,870
Audit and tax fees	51,234
Legal fees	13,145
Miscellaneous	164,425
Total expenses	$10,473,305
Reduction of expenses by investment adviser and distributor	(4,433)
Net expenses	$10,468,872
Net investment loss	$(5,669,057)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$49,525,539
Foreign currency	137,288
Net realized gain (loss) on investments and foreign currency	$49,662,827
Change in unrealized appreciation (depreciation)
Investments	$46,882,554
Translation of assets and liabilities in foreign currencies	(1,288)
Net unrealized gain (loss) on investments and foreign currency translation	$46,881,266
Net realized and unrealized gain (loss) on investments and foreign currency	$96,544,093
Change in net assets from operations	$90,875,036

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2012	2011
Change in net assets
From operations
Net investment loss	$(5,669,057)	$(3,646,147)
Net realized gain (loss) on investments and foreign currency	49,662,827	127,578,052
Net unrealized gain (loss) on investments and foreign currency translation	46,881,266	39,213,756
Change in net assets from operations	$90,875,036	$163,145,661
Change in net assets from fund share transactions	$48,781,380	$(7,931,913)
Total change in net assets	$139,656,416	$155,213,748
Net assets
At beginning of period	874,095,205	718,881,457
At end of period (including accumulated net investment loss of $4,208,392 and $40,185, respectively)	$1,013,751,621	$874,095,205

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.73	$7.12	$6.31	$9.21	$10.20
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.05)	$(0.04)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.91	1.66	0.85	(2.88)	(0.95)
Total from investment operations	$0.84	$1.61	$0.81	$(2.90)	$(0.99)
Net asset value, end of period (x)	$9.57	$8.73	$7.12	$6.31	$9.21
Total return (%) (r)(s)(t)(x)	9.62	22.61	12.84	(31.49)	(9.71)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.28	1.34	1.42	1.31
Expenses after expense reductions (f)	1.25	1.28	1.34	1.42	1.31
Net investment loss	(0.74)	(0.52)	(0.60)	(0.38)	(0.39)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$191,462	$196,911	$167,816	$155,565	$295,672

Class B	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.94	$6.52	$5.82	$8.56	$9.56
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.10)	$(0.09)	$(0.06)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	1.52	0.79	(2.68)	(0.89)
Total from investment operations	$0.69	$1.42	$0.70	$(2.74)	$(1.00)
Net asset value, end of period (x)	$8.63	$7.94	$6.52	$5.82	$8.56
Total return (%) (r)(s)(t)(x)	8.69	21.78	12.03	(32.01)	(10.46)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.09	2.18	2.06
Expenses after expense reductions (f)	2.01	2.03	2.09	2.18	2.06
Net investment loss	(1.49)	(1.24)	(1.37)	(1.11)	(1.14)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$18,918	$24,759	$29,392	$46,214	$124,124

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.76	$6.38	$5.69	$8.36	$9.34
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.10)	$(0.09)	$(0.06)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	0.80	1.48	0.78	(2.61)	(0.88)
Total from investment operations	$0.68	$1.38	$0.69	$(2.67)	$(0.98)
Net asset value, end of period (x)	$8.44	$7.76	$6.38	$5.69	$8.36
Total return (%) (r)(s)(t)(x)	8.76	21.63	12.13	(31.94)	(10.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.09	2.17	2.06
Expenses after expense reductions (f)	2.01	2.03	2.09	2.17	2.06
Net investment loss	(1.49)	(1.26)	(1.35)	(1.12)	(1.14)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$28,647	$29,123	$26,724	$26,786	$47,725

Class I	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.99	$7.31	$6.46	$9.40	$10.40
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.02)	$(0.03)	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	1.70	0.88	(2.93)	(0.99)
Total from investment operations	$0.88	$1.68	$0.85	$(2.94)	$(1.00)
Net asset value, end of period (x)	$9.87	$8.99	$7.31	$6.46	$9.40
Total return (%) (r)(s)(x)	9.79	22.98	13.16	(31.28)	(9.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.03	1.09	1.17	1.06
Expenses after expense reductions (f)	1.00	1.03	1.09	1.17	1.06
Net investment loss	(0.49)	(0.27)	(0.35)	(0.13)	(0.13)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$764,857	$613,721	$486,162	$458,652	$546,398

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.91	$6.50	$5.80	$8.53	$9.53
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.10)	$(0.09)	$(0.06)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	1.51	0.79	(2.67)	(0.89)
Total from investment operations	$0.69	$1.41	$0.70	$(2.73)	$(1.00)
Net asset value, end of period (x)	$8.60	$7.91	$6.50	$5.80	$8.53
Total return (%) (r)(s)(x)	8.72	21.69	12.07	(32.00)	(10.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.03	2.09	2.17	2.11
Expenses after expense reductions (f)	2.01	2.03	2.09	2.17	2.11
Net investment loss	(1.49)	(1.26)	(1.35)	(1.13)	(1.17)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$1,777	$1,861	$1,811	$1,844	$2,632

Class R2	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.48	$6.94	$6.16	$9.01	$10.02
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.07)	$(0.06)	$(0.03)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	1.61	0.84	(2.82)	(0.95)
Total from investment operations	$0.79	$1.54	$0.78	$(2.85)	$(1.01)
Net asset value, end of period (x)	$9.27	$8.48	$6.94	$6.16	$9.01
Total return (%) (r)(s)(x)	9.32	22.19	12.66	(31.63)	(10.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.53	1.59	1.67	1.60
Expenses after expense reductions (f)	1.51	1.53	1.59	1.67	1.60
Net investment loss	(0.99)	(0.76)	(0.85)	(0.61)	(0.65)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$4,357	$4,614	$4,143	$4,233	$7,216

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.69	$7.09	$6.28	$9.17	$10.17
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.04)	$(0.04)	$(0.02)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	0.90	1.64	0.85	(2.87)	(0.96)
Total from investment operations	$0.83	$1.60	$0.81	$(2.89)	$(1.00)
Net asset value, end of period (x)	$9.52	$8.69	$7.09	$6.28	$9.17
Total return (%) (r)(s)(x)	9.55	22.57	12.90	(31.52)	(9.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.28	1.34	1.43	1.36
Expenses after expense reductions (f)	1.25	1.28	1.34	1.42	1.36
Net investment loss	(0.74)	(0.49)	(0.61)	(0.39)	(0.44)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$1,617	$1,364	$1,478	$1,544	$2,732

Class R4	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.82	$7.18	$6.34	$9.24	$10.24
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.02)	$(0.03)	$(0.01)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.93	1.66	0.87	(2.89)	(0.98)
Total from investment operations	$0.88	$1.64	$0.84	$(2.90)	$(1.00)
Net asset value, end of period (x)	$9.70	$8.82	$7.18	$6.34	$9.24
Total return (%) (r)(s)(x)	9.98	22.84	13.25	(31.39)	(9.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	1.03	1.09	1.12	1.10
Expenses after expense reductions (f)	1.00	1.03	1.09	1.11	1.10
Net investment loss	(0.49)	(0.27)	(0.35)	(0.07)	(0.19)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$256	$199	$159	$136	$14,351

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$8.54	$6.97	$6.18	$9.04	$10.05
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.05)	$(0.05)	$(0.03)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	0.88	1.62	0.84	(2.83)	(0.95)
Total from investment operations	$0.81	$1.57	$0.79	$(2.86)	$(1.01)
Net asset value, end of period (x)	$9.35	$8.54	$6.97	$6.18	$9.04
Total return (%) (r)(s)(t)(x)	9.48	22.53	12.78	(31.64)	(10.05)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.38	1.44	1.57	1.60
Expenses after expense reductions (f)	1.30	1.37	1.44	1.56	1.60
Net investment loss	(0.79)	(0.62)	(0.69)	(0.52)	(0.67)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$1,231	$949	$685	$507	$665

Class 529B	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.81	$6.42	$5.73	$8.45	$9.45
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.11)	$(0.09)	$(0.07)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	1.50	0.78	(2.65)	(0.88)
Total from investment operations	$0.69	$1.39	$0.69	$(2.72)	$(1.00)
Net asset value, end of period (x)	$8.50	$7.81	$6.42	$5.73	$8.45
Total return (%) (r)(s)(t)(x)	8.83	21.65	12.04	(32.19)	(10.58)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	2.13	2.19	2.25	2.25
Expenses after expense reductions (f)	2.06	2.12	2.19	2.25	2.25
Net investment loss	(1.54)	(1.34)	(1.44)	(1.27)	(1.32)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$243	$264	$271	$219	$170

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 8/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.63	$6.28	$5.61	$8.26	$9.24
Income (loss) from investment operations
Net investment loss (d)	$(0.12)	$(0.11)	$(0.09)	$(0.06)	$(0.12)
Net realized and unrealized gain (loss) on investments and foreign currency	0.79	1.46	0.76	(2.59)	(0.86)
Total from investment operations	$0.67	$1.35	$0.67	$(2.65)	$(0.98)
Net asset value, end of period (x)	$8.30	$7.63	$6.28	$5.61	$8.26
Total return (%) (r)(s)(t)(x)	8.78	21.50	11.94	(32.08)	(10.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.13	2.19	2.27	2.25
Expenses after expense reductions (f)	2.05	2.12	2.19	2.27	2.25
Net investment loss	(1.54)	(1.37)	(1.45)	(1.24)	(1.32)
Portfolio turnover	63	86	78	141	86
Net assets at end of period (000 omitted)	$386	$330	$239	$205	$281

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$951,741,112	$—	$—	$951,741,112
Canada	17,333,016	—	—	17,333,016
Israel	9,518,507	—	—	9,518,507
Hong Kong	2,416,416	4,281,574	—	6,697,990
Denmark	5,028,286	—	—	5,028,286
China	—	2,927,460	—	2,927,460
Brazil	1,910,914	—	—	1,910,914
Short Term Securities	—	3,524,770	—	3,524,770
Mutual Funds	12,080,387	—	—	12,080,387
Total Investments	$1,000,028,638	$10,733,804	$—	$1,010,762,442

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $2,927,460 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by

Notes to Financial Statements – continued

the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended August 31, 2012, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses.

The fund declared no distributions for the years ended August 31, 2012 and August 31, 2011.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/12
Cost of investments	$865,359,483
Gross appreciation	177,556,552
Gross depreciation	(32,153,593)
Net unrealized appreciation (depreciation)	$145,402,959
Capital loss carryforwards	(262,415,197)
Post-October capital loss deferral	(15,666,859)
Late year ordinary loss deferral	(4,172,179)
Other temporary differences	(36,169)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
8/31/17	$(22,350,946)
8/31/18	(240,064,251)
Total	$(262,415,197)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.75%
Average daily net assets in excess of $3 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2013. For the year ended August 31, 2012, the fund’s average daily net assets did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

The management fee incurred for the year ended August 31, 2012 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets.

Effective January 1, 2013, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Classes
A	B	C	I	R1	R2	R3	R4	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2013.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $17,340 and $1,190 for the year ended August 31, 2012, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$483,099
Class B	0.75%	0.25%	1.00%	1.00%	214,931
Class C	0.75%	0.25%	1.00%	1.00%	284,470
Class R1	0.75%	0.25%	1.00%	1.00%	17,746
Class R2	0.25%	0.25%	0.50%	0.50%	22,152
Class R3	—	0.25%	0.25%	0.25%	3,737
Class 529A	—	0.25%	0.25%	0.25%	2,804
Class 529B	0.75%	0.25%	1.00%	1.00%	2,560
Class 529C	0.75%	0.25%	1.00%	1.00%	3,655
Total Distribution and Service Fees					$1,035,154

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2012, were as follows:

Amount
Class A	$290
Class B	31,486
Class C	2,253
Class 529B	—
Class 529C	18

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2013, after which MFD may eliminate this waiver without a vote of the fund’s Board of Trustees. For the year ended August 31, 2012, this waiver amounted to $872 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2012

Notes to Financial Statements – continued

was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2012, were as follows:

	Fee	Waiver
Class 529A	$1,122	$561
Class 529B	256	128
Class 529C	365	183
Total Program Manager Fees and Waivers	$1,743	$872

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2012, the fee was $451,985, which equated to 0.0481% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $461,138.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2012, these costs for the fund amounted to $902,805 and are reflected in the “Shareholder servicing costs” on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2012 was equivalent to an annual effective rate of 0.0159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $476 and the Retirement Deferral plan resulted in a net decrease in expense of $436. Both amounts are included in independent Trustees’ compensation for the year ended August 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $35,218 at August 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $8,152 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,561, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, and short-term obligations, aggregated $636,497,330 and $573,582,061, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,032,933	$18,532,245	5,005,133	$45,400,449
Class B	212,845	1,756,764	363,011	2,991,748
Class C	363,151	2,980,036	513,974	4,173,987
Class I	12,928,071	118,457,281	7,796,869	72,730,584
Class R1	34,162	286,774	37,218	301,726
Class R2	55,115	488,631	117,941	1,037,362
Class R3	29,607	264,375	28,598	255,488
Class R4	4,342	39,044	800	7,337
Class 529A	30,739	267,872	27,640	242,126
Class 529B	752	6,169	711	5,733
Class 529C	11,363	89,242	11,260	90,207
	15,703,080	$143,168,433	13,903,155	$127,236,747

Shares reacquired
Class A	(4,581,043)	$(41,597,617)	(6,014,518)	$(54,199,196)
Class B	(1,141,720)	(9,393,380)	(1,749,770)	(14,297,502)
Class C	(723,180)	(5,790,321)	(951,525)	(7,579,728)
Class I	(3,769,861)	(35,593,703)	(5,990,919)	(55,940,544)
Class R1	(62,916)	(516,442)	(80,607)	(661,166)
Class R2	(129,275)	(1,136,338)	(171,253)	(1,513,711)
Class R3	(16,829)	(149,087)	(80,138)	(716,981)
Class R4	(489)	(4,563)	(433)	(4,176)
Class 529A	(10,174)	(92,259)	(14,843)	(132,039)
Class 529B	(5,940)	(47,367)	(9,171)	(74,016)
Class 529C	(8,116)	(65,976)	(6,033)	(49,601)
	(10,449,543)	$(94,387,053)	(15,069,210)	$(135,168,660)

Net change
Class A	(2,548,110)	$(23,065,372)	(1,009,385)	$(8,798,747)
Class B	(928,875)	(7,636,616)	(1,386,759)	(11,305,754)
Class C	(360,029)	(2,810,285)	(437,551)	(3,405,741)
Class I	9,158,210	82,863,578	1,805,950	16,790,040
Class R1	(28,754)	(229,668)	(43,389)	(359,440)
Class R2	(74,160)	(647,707)	(53,312)	(476,349)
Class R3	12,778	115,288	(51,540)	(461,493)
Class R4	3,853	34,481	367	3,161
Class 529A	20,565	175,613	12,797	110,087
Class 529B	(5,188)	(41,198)	(8,460)	(68,283)
Class 529C	3,247	23,266	5,227	40,606
	5,253,537	$48,781,380	(1,166,055)	$(7,931,913)

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Conservative Allocation Fund, the MFS Aggressive Growth Fund, the MFS Moderate Allocation Fund, and the MFS Growth Allocation Fund were the owners of record of approximately 1%, 8%, 11%, 25%, and 27%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2050 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2012, the fund’s commitment fee and interest expense were $6,508 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/ Par Amount
MFS Institutional Money Market Portfolio	28,137,457	227,282,110	(243,339,180)	12,080,387

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$28,103	$12,080,387

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Fund (one of the portfolios comprising MFS Series Trust IV) (the “Fund”) as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Eric Fischman
Paul Gordon

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2011, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted that the Fund’s three-year performance as compared to its Lipper performance universe improved for the period ended December 31, 2011, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

Board Review of Investment Advisory Agreement – continued

Lipper Inc. The Trustees considered that MFS has agreed to implement an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion and that MFS has agreed in writing to reduce its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement – continued

MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2012

MFS® MONEY MARKET FUND

MFS® GOVERNMENT

MONEY MARKET FUND

MCM-ANN

MFS® MONEY MARKET FUND

MFS® GOVERNMENT MONEY MARKET FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets continue to face a number of major economic and political challenges. While the European debt crisis has deepened and spread, there appears to be scope for improvement given the European Central Bank’s willingness to backstop troubled sovereigns. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year- end. At the same time, global consumer and producer confidence has fallen sharply. And a search for safe havens by nervous investors has driven down yields on highly rated government bonds, including those issued by Germany and the United States, to multi-decade lows.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the

Fed extended its quantitative easing program, leaving little expectation that the bank will add further money to the system. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS MONEY MARKET FUND

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	4.7%
A-1	90.3%
A-2	5.1%
Not Rated	0.0%
Cash & Other	(0.1)%

Maturity breakdown (u)
0 - 7 days	23.3%
8 - 29 days	33.4%
30 - 59 days	8.0%
60 - 89 days	18.2%
90 - 365 days	17.2%
Other Assets Less Liabilities	(0.1)%

MFS GOVERNMENT MONEY MARKET FUND

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	5.7%
A-1	84.5%
A-2	10.0%
Not Rated	0.0%
Cash & Other	(0.2)%

Maturity breakdown (u)
0 - 7 days	31.1%
8 - 29 days	18.9%
30 - 59 days	10.6%
60 - 89 days	13.7%
90 - 365 days	25.9%
Other Assets Less Liabilities	(0.2)%

2

Portfolio Composition – continued

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Cash & Other portfolio assets that are not securities are not included in the categories mentioned above. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From	time to time “Other Assets Less Liabilities” may be negative due to timing of cash receipts.

Percentages	are based on net assets as of 8/31/12.

The	portfolio is actively managed and current holdings may be different.

3

PERFORMANCE SUMMARY THROUGH 8/31/12

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although each fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in either fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Money Market Fund	MFS Government Money Market Fund
Inception: 12/19/75	Inception: 2/26/82
1-Year Total Return (without sales charge): 0.00%	1-Year Total Return (without sales charge): 0.00%
Current 7-day yield: 0.00%	Current 7-day yield: 0.00%

Yields quoted are based on the latest seven days ended as of August 31, 2012, with dividends annualized. The yield quotations more closely reflect the current earnings of the funds than the total return quotations. Shares of the funds can be purchased at net asset value without a sales charge. Certain shares of each fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLES

Fund expenses borne by the shareholders during the period,

March 1, 2012 through August 31, 2012

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Tables – continued

MFS MONEY MARKET FUND

		Annualized Expense Ratio	Beginning Account Value 3/01/12	Ending Account Value 8/31/12	Expenses Paid During Period (p) 3/01/12-8/31/12
A	Actual	0.16%	$1,000.00	$1,000.00	$0.80
	Hypothetical (h)	0.16%	$1,000.00	$1,024.33	$0.81

MFS GOVERNMENT MONEY MARKET FUND

		Annualized Expense Ratio	Beginning Account Value 3/01/12	Ending Account Value 8/31/12	Expenses Paid During Period (p) 3/01/12-8/31/12
A	Actual	0.13%	$1,000.00	$1,000.00	$0.65
	Hypothetical (h)	0.13%	$1,000.00	$1,024.48	$0.66

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

As more fully disclosed in footnote 3 to the financial statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIOS OF INVESTMENTS

8/31/12

These Portfolios of Investments are a complete list of all securities owned by your fund. They are categorized by broad-based asset classes.

MFS MONEY MARKET FUND

Certificates of Deposit - 20.1%
Issuer	Shares/Par	Value ($)

Major Banks - 14.9%
Bank of Montreal/Chicago Branch, 0.17%, due 9/13/12	$4,450,000	$4,450,000
Bank of Montreal/Chicago Branch, 0.19%, due 9/13/12	3,500,000	3,500,000
Bank of Nova Scotia/Houston Branch, 0.27%, due 2/01/13	4,860,000	4,860,000
Canadian Imperial Bank of Commerce/New York Branch, 0.29%, due 1/22/13	16,460,000	16,460,000
National Australia Bank/New York Branch, 0.27%, due 2/19/13	11,000,000	11,000,000
Toronto-Dominion Bank, 0.15%, due 9/12/12	5,892,000	5,892,000
Westpac Banking Corp./New York Branch, 0.25%, due 9/17/12	14,115,000	14,115,000

		$60,277,000
Other Banks & Diversified Financials - 5.2%
Branch Banking & Trust Co., 0.28%, due 11/16/12	$4,440,000	$4,440,000
Mizuho Corporate Bank (USA)/New York Branch, 0.34%, due 11/21/12	4,900,000	4,900,000
Mizuho Corporate Bank (USA)/New York Branch, 0.36%, due 9/18/12	7,880,000	7,880,000
Mizuho Corporate Bank (USA)/New York Branch, 0.36%, due 10/18/12	3,650,000	3,650,000

		$20,870,000
Total Certificates of Deposit, at Cost and Value		$81,147,000

Commercial Paper (y) - 43.0%
Automotive - 1.3%
American Honda Finance Corp., 0.18%, due 9/05/12	$1,416,000	$1,415,972
Toyota Motor Credit Corp., 0.17%, due 10/29/12	3,671,000	3,669,995

		$5,085,967
Conglomerates - 6.5%
Siemens Capital Corp., 0.17%, due 9/17/12 (t)	$10,085,000	$10,084,238
United Technologies Corp., 0.14%, due 9/24/12 (t)	12,109,000	12,107,917
United Technologies Corp., 0.2%, due 9/24/12 (t)	4,179,000	4,178,466

		$26,370,621
Financial Institutions - 4.1%
General Electric Capital Corp., 0.23%, due 12/11/12	$16,320,000	$16,309,469

Food & Beverages - 8.9%
Anheuser-Busch InBev S.A., 0.22%, due 10/05/12 (t)	$1,879,000	$1,878,610
Anheuser-Busch InBev S.A., 0.25%, due 10/29/12 (t)	644,000	643,739
Anheuser-Busch InBev S.A., 0.35%, due 11/26/12 (t)	470,000	469,607

7

Portfolios of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper (y) - continued
Food & Beverages - continued
Anheuser-Busch InBev S.A., 0.35%, due 11/27/12 (t)	$13,300,000	$13,288,750
Coca-Cola Co., 0.21%, due 9/04/12 (t)	4,888,000	4,887,914
Coca-Cola Co., 0.23%, due 10/09/12 (t)	10,644,000	10,641,416
Coca-Cola Co., 0.25%, due 10/15/12 (t)	1,200,000	1,199,633
Pepsico, Inc., 0.13%, due 9/10/12 (t)	2,761,000	2,760,910

		$35,770,579
Machinery & Tools - 2.8%
Deere and Co., 0.14%, due 9/20/12 (t)	$11,448,000	$11,447,154

Major Banks - 9.8%
ANZ National (International) Ltd., 0.35%, due 1/25/13 (t)	$8,090,000	$8,078,517
JPMorgan Chase & Co., 0.25%, due 10/16/12	1,835,000	1,834,427
JPMorgan Chase & Co., 0.25%, due 10/24/12	5,913,000	5,910,824
JPMorgan Chase & Co., 0.3%, due 1/24/13	3,629,000	3,624,615
National Australia Funding (Delaware), Inc., 0.28%, due 2/19/13 (t)	3,878,000	3,872,842
Wells Fargo & Co., 0.16%, due 11/19/12	11,000,000	10,996,138
Wells Fargo & Co., 0.16%, due 11/20/12	5,197,000	5,195,152

		$39,512,515
Pharmaceuticals - 6.3%
Novartis Finance Corp., 0.13%, due 9/05/12 (t)	$9,094,000	$9,093,869
Sanofi, 0.15%, due 9/26/12 (t)	16,288,000	16,286,303

		$25,380,172
Tobacco - 3.3%
Philip Morris International, Inc., 0.16%, due 9/05/12 (t)	$291,000	$290,995
Philip Morris International, Inc., 0.17%, due 9/28/12 (t)	13,195,000	13,193,318

		$13,484,313
Total Commercial Paper, at Amortized Cost and Value		$173,360,790

U.S. Government Agencies and Equivalents (y) - 17.6%
Federal Home Loan Bank, 0.12%, due 9/26/12	$16,280,000	$16,278,643
Federal Home Loan Bank, 0.115%, due 10/12/12	2,800,000	2,799,633
Federal Home Loan Bank, 0.14%, due 11/02/12	16,965,000	16,960,910
Federal Home Loan Bank, 0.135%, due 11/09/12	380,000	379,902
Federal Home Loan Bank, 0.145%, due 11/16/12	16,890,000	16,884,830
Freddie Mac, 0.155%, due 9/24/12	12,447,000	12,445,767
Freddie Mac, 0.155%, due 2/19/13	5,000,000	4,996,319
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$70,746,004

8

Portfolios of Investments – continued

Floating Rate Demand Notes - 4.3%
Issuer	Shares/Par	Value ($)

East Baton Rouge, LA, Pollution Control Rev. (Exxon Mobil Corp.), 0.16%, 9/04/12	$8,700,000	$8,700,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.16%, 9/04/12	8,400,000	8,400,000
Total Floating Rate Demand Notes, at Cost and Value		$17,100,000

Repurchase Agreements - 15.1%
Goldman Sachs, 0.18%, dated 8/31/12, due 9/04/12, total to be received $20,740,415 (secured by U.S. Treasury and Federal Agency obligations valued at $21,154,958 in a jointly traded account)	$20,740,000	$20,740,000
Merrill Lynch, Pierce, Fenner, & Smith, Inc., 0.18%, dated 8/31/12 due 9/04/12, total to be received $40,204,804 (secured by U.S. Treasury and Federal Agency obligations valued at $41,008,094 in a jointly traded account)	40,204,000	40,204,000
Total Repurchase Agreements, at Cost and Value		$60,944,000
Total Investments, at Amortized Cost and Value		$403,297,794

Other Assets, Less Liabilities - (0.1)%		(308,697)
Net Assets - 100.0%		$402,989,097

9

Portfolios of Investments – continued

MFS GOVERNMENT MONEY MARKET FUND

Issuer	Shares/Par	Value ($)

U.S. Government Agencies and Equivalents (y) – 70.2%
Fannie Mae, 0.13%, due 10/10/12	$496,000	$495,931
Fannie Mae, 0.165%, due 12/26/12	300,000	299,841
Federal Home Loan Bank, 0.13%, due 9/05/12	165,000	164,998
Federal Home Loan Bank, 0.1%, due 9/12/12	241,000	240,993
Federal Home Loan Bank, 0.12%, due 9/12/12	388,000	387,986
Federal Home Loan Bank, 0.11%, due 9/19/12	550,000	549,970
Federal Home Loan Bank, 0.12%, due 9/26/12	560,000	559,953
Federal Home Loan Bank, 0.13%, due 10/03/12	500,000	499,942
Federal Home Loan Bank, 0.13%, due 10/26/12	493,000	492,902
Federal Home Loan Bank, 0.14%, due 11/02/12	100,000	99,976
Federal Home Loan Bank, 0.13%, due 11/09/12	560,000	559,860
Federal Home Loan Bank, 0.135%, due 11/09/12	220,000	219,943
Federal Home Loan Bank, 0.145%, due 11/16/12	570,000	569,826
Federal Home Loan Bank, 0.16%, due 11/30/12	777,000	776,689
Federal Home Loan Bank, 0.175%, due 12/03/12	400,000	399,819
Freddie Mac, 0.12%, due 9/11/12	673,000	672,978
Freddie Mac, 0.1%, due 9/17/12	247,000	246,989
Freddie Mac, 0.16%, due 11/05/12	473,000	472,863
Freddie Mac, 0.14%, due 12/03/12	560,000	559,797
Freddie Mac, 0.15%, due 12/17/12	570,000	569,746
Freddie Mac, 0.165%, due 12/24/12	512,000	511,732
Freddie Mac, 0.16%, due 1/14/13	420,000	419,748
Freddie Mac, 0.155%, due 2/19/13	100,000	99,926
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$9,872,408

Repurchase Agreements - 30.0%
Goldman Sachs, 0.18%, dated 8/31/12, due 9/04/12, total to be received $1,410,028 (secured by U.S. Treasury and Federal Agency obligations valued at $1,438,211 in a jointly traded account)	$1,410,000	$1,410,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.18%, dated 8/31/12, due 9/04/12, total to be received $2,807,056 (secured by U.S. Treasury and Federal Agency obligations valued at $2,863,141 in a jointly traded account)	2,807,000	2,807,000
Total Repurchase Agreements, at Cost and Value		$4,217,000
Total Investments, at Amortized Cost and Value		$14,089,408

Other Assets, Less Liabilities - (0.2)%		(24,575)
Net Assets - 100.0%		$14,064,833

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

10

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 8/31/12

These statements represent your fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

MFS MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$342,353,794
Repurchase agreements, at cost and value	60,944,000
Total investments, at amortized cost and value	$403,297,794
Cash	773
Receivables for
Fund shares sold	96,111
Interest	27,825
Receivable from investment adviser	19,459
Other assets	1,052
Total assets	$403,443,014
Liabilities
Payable for fund shares reacquired	$294,267
Payable to affiliates for shareholder servicing costs	102,295
Payable for independent Trustees’ compensation	16,389
Accrued expenses and other liabilities	40,966
Total liabilities	$453,917
Net assets	$402,989,097
Net assets consist of
Paid-in capital	$403,554,581
Accumulated net realized gain (loss) on investments	(547,172)
Accumulated distributions in excess of net investment income	(18,312)
Net assets	$402,989,097
Shares of beneficial interest outstanding	403,571,306
Net asset value per share (net assets of $402,989,097 / 403,571,306 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

11

Statements of Assets and Liabilities – continued

MFS GOVERNMENT MONEY MARKET FUND

Assets
Investments, at amortized cost and value	$9,872,408
Repurchase agreements, at cost and value	4,217,000
Total investments, at amortized cost and value	$14,089,408
Cash	494
Receivables for
Interest	21
Receivable from investment adviser	11,218
Other assets	75
Total assets	$14,101,216
Liabilities
Payable for fund shares reacquired	$2,560
Payable to affiliates for shareholder servicing costs	303
Payable for independent Trustees’ compensation	2,714
Accrued expenses and other liabilities	30,806
Total liabilities	$36,383
Net assets	$14,064,833
Net assets consist of
Paid-in capital	$14,067,806
Accumulated distributions in excess of net investment income	(2,973)
Net assets	$14,064,833
Shares of beneficial interest outstanding	14,069,831
Net asset value per share (net assets of $14,064,833 / 14,069,831 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

12

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 8/31/12

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains and/or losses generated by each fund’s operations.

MFS MONEY MARKET FUND

Net investment income
Interest income	$560,987
Expenses
Management fee	$1,746,974
Shareholder servicing costs	813,164
Administrative services fee	74,717
Independent Trustees’ compensation	13,063
Custodian fee	30,869
Shareholder communications	22,679
Audit and tax fees	34,225
Legal fees	5,848
Miscellaneous	73,075
Total expenses	$2,814,614
Fees paid indirectly	(25,757)
Reduction of expenses by investment adviser	(2,227,870)
Net expenses	$560,987
Net investment income	$0
Change in net assets from operations	$0

See Notes to Financial Statements

13

Statements of Operations – continued

MFS GOVERNMENT MONEY MARKET FUND

Net investment income
Interest income	$13,826
Expenses
Management fee	$60,401
Shareholder servicing costs	18,123
Administrative services fee	17,516
Independent Trustees’ compensation	1,739
Custodian fee	5,994
Shareholder communications	6,397
Audit and tax fees	28,989
Legal fees	423
Registration fees	21,136
Miscellaneous	9,579
Total expenses	$170,297
Fees paid indirectly	(2,486)
Reduction of expenses by investment adviser	(153,985)
Net expenses	$13,826
Net investment income	$0
Change in net assets from operations	$0

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

MFS MONEY MARKET FUND

	Years ended 8/31
	2012	2011
Change in net assets
From operations
Net investment income	$0	$0
Net realized gain (loss) on investments	—	(73)
Change in net assets from operations	$0	$(73)
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	182,715,286	268,385,649
Cost of shares reacquired	(244,575,183)	(312,102,735)
Change in net assets from fund share transactions	$(61,859,897)	$(43,717,086)
Total change in net assets	$(61,859,897)	$(43,717,159)
Net assets
At beginning of period	464,848,994	508,566,153
At end of period (including accumulated distributions in excess of net investment income of $18,312 and $20,379, respectively)	$402,989,097	$464,848,994

See Notes to Financial Statements

15

Statements of Changes in Net Assets – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2012	2011
Change in net assets
From operations
Net investment income	$0	$0
Change in net assets from operations	$0	$0
Fund share (principal) transactions at net asset value of $1 per share
Net proceeds from sale of shares	—	12,653
Cost of shares reacquired	(2,099,271)	(7,253,864)
Change in net assets from fund share transactions	$(2,099,271)	$(7,241,211)
Total change in net assets	$(2,099,271)	$(7,241,211)
Net assets
At beginning of period	16,164,104	23,405,315
At end of period (including accumulated distributions in excess of net investment income of $2,973 and $3,306, respectively)	$14,064,833	$16,164,104

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate by which an investor would have earned (or lost) on an investment in each fund’s share class (assuming reinvestment of all distributions) held for the entire period.

MFS MONEY MARKET FUND

	Years ended 8/31
	2012	2011		2010		2009		2008
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00		$0.00		$0.01		$0.04
Net realized and unrealized gain (loss) on investments	—	0.00	(w)	0.00	(w)	(0.01)		—
Total from investment operations	$0.00	$0.00	(w)	$0.00	(w)	$0.00	(w)	$0.04
Less distributions declared to shareholders
From net investment income	$—	$—		$(0.00	)(w)	$(0.00	)(w)	$(0.04)
From tax return of capital	—	—		(0.00	)(w)	—		—
Total distributions declared to shareholders	$—	$—		$(0.00	)(w)	$(0.00	)(w)	$(0.04)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00		0.00	(w)	0.41		3.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.64		0.63		0.68		0.63
Expenses after expense reductions (f)	0.13	0.21		0.28		0.40		0.35
Net investment income	0.00	0.00		0.00		0.50		3.51
Net assets at end of period (000 omitted)	$402,989	$464,849		$508,566		$663,984		$1,260,069

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

17

Financial Highlights – continued

MFS GOVERNMENT MONEY MARKET FUND

	Years ended 8/31
	2012	2011	2010		2009		2008
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.00	$0.00	$0.00		$(0.00	)(w)	$0.03
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$(0.00	)(w)	$(0.03)
From tax return of capital	—	—	(0.00	)(w)	—		—
Total distributions declared to shareholders	$—	$—	$(0.00	)(w)	$(0.00	)(w)	$(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.00	0.00	0.01		0.26		2.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.00	0.79		0.69		0.94
Expenses after expense reductions (f)	0.11	0.17	0.20		0.33		0.59
Net investment income	0.00	0.00	0.00		0.27		2.59
Net assets at end of period (000 omitted)	$14,065	$16,164	$23,405		$39,413		$55,384

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Money Market Fund and MFS Government Money Market Fund (the funds) are each a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statements of Assets and Liabilities through the date that the financial statements were issued.

In this reporting period the funds adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the funds are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the funds’ assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The funds’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

19

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2012 in valuing the funds’ assets or liabilities:

Investments at Value – Short Term Securities	Level 1	Level 2	Level 3	Total
MFS Money Market Fund	$—	$403,297,794	$—	$403,297,794
MFS Government Money Market Fund	$—	$14,089,408	$—	$14,089,408

For further information regarding security characteristics, see the Portfolios of Investments.

Repurchase Agreements – Each fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. Each fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The funds monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the funds under each such repurchase agreement. The funds and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the funds. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the funds. This amount, for the year ended August 31, 2012, is shown as a reduction of total expenses on the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

20

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to the timing of recognition of certain expenses.

MFS Money Market Fund and MFS Government Money Market Fund declared no distributions for the years ended August 31, 2012 and August 31, 2011.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/12	MFS Money Market Fund	MFS Government Money Market Fund
Cost of investments	$403,297,794	$14,089,408
Capital loss carryforwards	$(547,172)	$—
Late year ordinary loss deferral	(2,048)	(325)
Other temporary differences	(16,264)	(2,648)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2012, MFS Money Market Fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
8/31/13	$(151)
8/31/15	(35)
8/31/16	(124,119)
8/31/17	(422,794)
Total	$(547,099)
Post-enactment losses:
Short-Term	$(73)

(3) Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds.

Each fund’s management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Average daily net assets in excess of $1 billion	0.35%

During the year ended August 31, 2012, MFS voluntarily waived receipt of $1,746,974 and $60,401 of MFS Money Market Fund’s and MFS Government Money Market

21

Notes to Financial Statements – continued

Fund’s management fees, respectively, in order to avoid a negative yield. For the year ended August 31, 2012, this voluntary waiver had the effect of reducing the management fees by 0.40% of average daily net assets on an annualized basis for MFS Money Market Fund and MFS Government Money Market Fund, respectively. The management fees incurred for the year ended August 31, 2012 were equivalent to an annual effective rate 0.00% of average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively.

In order to avoid a negative yield for the year ended August 31, 2012, MFS voluntarily agreed to reduce certain other expenses in the amount of $479,280 and $93,528, for MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors (MFD) during the year ended August 31, 2012 for the MFS Money Market Fund and MFS Government Money Market Fund were $25,816 and $0, respectively.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended August 31, 2012, the fees were $412,051 and $12,047, which equated to 0.0943% and 0.0798% annually of each fund’s average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively. MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $401,113 and $6,076 for MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund partially reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2012 was equivalent to an annual effective rate of 0.0171% and 0.1160% of the fund’s average daily net assets for MFS Money Market Fund and MFS Government Money Market Fund, respectively.

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of the funds who are also officers of the investment adviser, all of whom receive remuneration for their services to the funds from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFD, and MFSC.

22

Notes to Financial Statements – continued

Prior to December 31, 2001, the funds had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,662 and $359 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, and is included in independent Trustees’ compensation for the year ended August 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $16,264 and $2,648 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, at August 31, 2012, and is included in “Payable for independent Trustees’ compensation” on the Statements of Assets and Liabilities.

Other – These funds and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2012, the aggregate fees paid by the funds to Tarantino LLC and Griffin Compliance LLC were $3,863 and $140 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in “Miscellaneous” expense on the Statements of Operations. MFS has agreed to reimburse the funds for a portion of the payments made by the funds in the amount of $1,616 and $56 for MFS Money Market Fund and MFS Government Money Market Fund, respectively, which is shown as a reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4) Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

The sale of each fund’s shares has been suspended except in certain circumstances. Please see each fund’s prospectus for details.

(5) Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the funds and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund,

23

Notes to Financial Statements – continued

based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2012, the funds’ commitment fees were $3,076 and $107 and interest expenses were $0 and $0, for MFS Money Market Fund and MFS Government Money Market Fund, respectively, and are included in “Miscellaneous” expense on the Statements of Operations.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the portfolios comprising MFS Series Trust IV) (the “Funds”) as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Money Market Fund and MFS Government Money Market Fund as of August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2012

25

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

28

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

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Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Edward O’Dette

30

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

31

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the independent Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of its fees to ensure that the fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last

32

Board Review of Investment Advisory Agreement – continued

fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

33

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

34

Board Review of Investment Advisory Agreement – continued

MFS Government Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2011 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management

35

Board Review of Investment Advisory Agreement – continued

and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2011 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the independent Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2011, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The independent Trustees further noted the market conditions affecting all money market funds, in particular the low interest rate environment and MFS’ voluntary waiver of its fees to ensure that the Fund avoids a negative yield. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that,

36

Board Review of Investment Advisory Agreement – continued

according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Lipper expense group median and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

37

Board Review of Investment Advisory Agreement – continued

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

38

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

Each fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

39

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

40

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

41

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2012

MFS® GLOBAL NEW DISCOVERY FUND

GND-ANN

MFS® GLOBAL NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets continue to face a number of major economic and political challenges. While the European debt crisis has deepened and spread, there appears to be scope for improvement given the European Central Bank’s willingness to backstop troubled sovereigns. Economic activity in China, until recently the world’s growth engine, appears to be bottoming. Even the relatively strong and stable US economy has been affected by uncertainty over the presidential election and the threat of a “fiscal cliff” at year- end. At the same time, global consumer and producer confidence has fallen sharply. And a search for safe havens by nervous investors has driven down yields on highly rated government bonds, including those issued by Germany and the United States, to multi-decade lows.

But there is also good news: Global economic data have modestly improved, performing slightly better than expected. However, the improvement is too short-lived to be called a trend. Equity markets have been largely range bound since the

Fed extended its quantitative easing program, leaving little expectation that the bank will add further money to the system. It is hard to know how much of the recent gain in financial markets has been the result of actual economic improvements versus expectations that renewed central bank action will soon lead to an economic rebound.

Through all this uncertainty, managing risk remains a top priority for investors and their advisors. At MFS®, our emphasis on global research is designed to keep our investment process functioning smoothly at all times. Close collaboration among colleagues around the world is vital in periods of uncertainty and heightened volatility. We share ideas and evaluate opportunities across continents and across all investment disciplines and types of investments. We employ this uniquely collaborative approach to build better insights — and better results — for our clients.

Like our investors, we are mindful of the many economic challenges we face at the local, national and international levels. In times like these, it is more important than ever to maintain a long-term view, adhere to time-tested investing principles such as asset allocation and diversification and work closely with investment advisors to research and identify the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

October 17, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Amadeus IT Holding S.A.	1.4%
Cabot Oil & Gas Corp.	1.3%
Croda International PLC	1.3%
Bunzl PLC	1.3%
OBIC Co. Ltd.	1.3%
Dignity PLC	1.1%
HomeAway, Inc.	1.0%
Joy Global, Inc.	1.0%
Polypore International, Inc.	1.0%
Swift Transportation Co.	1.0%

Equity sectors
Health Care	14.5%
Technology	11.9%
Retailing	11.2%
Industrial Goods & Services	11.0%
Special Products & Services	10.5%
Basic Materials	7.0%
Financial Services	7.0%
Energy	6.5%
Consumer Staples	4.8%
Autos & Housing	4.7%
Transportation	4.3%
Leisure	4.0%
Utilities & Communications	1.4%

Issuer country weightings (x)
United States	54.4%
United Kingdom	13.6%
Japan	6.2%
Brazil	3.6%
Germany	3.3%
Spain	1.9%
France	1.8%
Hong Kong	1.6%
Indonesia	1.4%
Other Countries	12.2%

Currency exposure weightings (y)
United States Dollar	59.2%
British Pound Sterling	13.6%
Euro	7.9%
Japanese Yen	6.2%
Brazilian Real	3.6%
Hong Kong Dollar	2.4%
Indonesian Rupiah	1.4%
South African Rand	1.3%
Canadian Dollar	1.1%
Other Currencies	3.3%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 8/31/12.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the period December 16, 2011 (the commencement date) to August 31, 2012, Class A shares of the MFS Global New Discovery Fund (the “fund”) provided a total return of 20.10%, at net asset value. This compares with a return of 13.51% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index.

Market Environment

At the beginning of the reporting period, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, led by moderate but sustained U.S. growth, ushered in improved market dynamics.

Towards the end of the period, though, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration.

Contributors to Performance

Stock selection in the retailing sector was a primary contributor to performance relative to the MSCI All Country World Small Mid Cap Index. Within this sector, holdings of industrial parts supplier MonotaRO Co Ltd. (Japan), which was not a benchmark constituent for the entire reporting period, aided relative returns. Holdings of specialty retailer Francesca’s Holdings, drugstore operator Cosmos Pharmaceutical (Japan), and home products store operator Mr. Price Group (South Africa) also benefited relative performance as all three stocks outperformed the broad market. Shares of Mr. Price Group appreciated over the period as the company displayed strong earnings momentum from a combination of continued refinement of its supply chain, strong cost containment, and operating margin expansion in both their Apparel and Home market segments.

Security selection in the basic materials sector was another significant contributor to relative performance. Here, holdings of specialty chemical products maker Croda International (United Kingdom) and chemical manufacturer Elementis (United Kingdom) aided relative results.

Stock selection in the special products & services and autos & housing sectors also aided relative returns. Within these sectors, overweight positions in travel technology solution provider Amadeus IT Holding (Spain) and construction material supplier Eagle Materials contributed to relative performance. Shares of Amadeus IT Holding traded higher as the company announced it had signed a multi-year content and technology agreement for North America which would provide Expedia with Amadeus’ search fare technologies.

Elsewhere, holdings of IT software provider SolarWinds and fiber laser and amplifier manufacturer IPG Photonics contributed to relative returns.

4

Management Review – continued

Detractors from Performance

The combination of an underweight position and stock selection in the financial services sector detracted from relative performance. Within this sector, holdings of aircraft leasing company Air Lease weakened relative results as the stock underperformed the broad market.

Stocks in other sectors that detracted from relative results included South American McDonald’s franchisee Arcos Dorados Holdings (b) (Brazil), mining equipment manufacturer Joy Global, health information service provider WebMD Health Corp. (h), restaurant chain operator Ajisen China Holdings Ltd. (Hong Kong), mining company Iluka Resources (Australia), medical device company NxStage Medical, oilfield and power transmission product supplier Lufkin Industries (h), oil company Midstates Petroleum (b), and Israeli-headquartered security software provider Check Point Software Technologies Ltd (b). Iluka Resources’ stock price fell after the company reported lower sales of one of its main commodities, Zircon, due to a slowdown in demand for this product.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the portfolio’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Peter Fruzzetti	Thomas Wetherald
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/12

Average annual without sales charge

Share Class	Class inception date	Life (t)
A	12/16/11	20.10%
B	12/16/11	19.50%
C	12/16/11	19.50%
I	12/16/11	20.40%
R1	12/16/11	19.50%
R2	12/16/11	19.90%
R3	12/16/11	20.20%
R4	12/16/11	20.40%
Comparative benchmark
MSCI All Country World Small Mid Cap Index (f)		13.51%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		13.19%
B With CDSC (Declining over six years from 4% to 0%) (x)		15.50%
C With CDSC (1% for 12 months) (x)		18.50%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World Small Mid Cap Index – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2012 through August 31, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2012 through August 31, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/12	Ending Account Value 8/31/12	Expenses Paid During Period (p) 3/01/12-8/31/12
A	Actual	1.50%	$1,000.00	$1,024.74	$7.63
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
B	Actual	2.25%	$1,000.00	$1,020.50	$11.43
	Hypothetical (h)	2.25%	$1,000.00	$1,013.83	$11.39
C	Actual	2.25%	$1,000.00	$1,020.50	$11.43
	Hypothetical (h)	2.25%	$1,000.00	$1,013.83	$11.39
I	Actual	1.25%	$1,000.00	$1,026.43	$6.37
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
R1	Actual	2.25%	$1,000.00	$1,020.50	$11.43
	Hypothetical (h)	2.25%	$1,000.00	$1,013.83	$11.39
R2	Actual	1.75%	$1,000.00	$1,023.04	$8.90
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
R3	Actual	1.50%	$1,000.00	$1,024.72	$7.63
	Hypothetical (h)	1.50%	$1,000.00	$1,017.60	$7.61
R4	Actual	1.25%	$1,000.00	$1,026.43	$6.37
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)

Aerospace - 0.4%
Kaman Corp.	660	$21,640

Airlines - 1.6%
Allegiant Travel Co. (a)	197	$13,049
Spirit Airlines, Inc. (a)	2,071	40,488
Stagecoach Group PLC	9,313	42,381

		$95,918
Apparel Manufacturers - 2.3%
Arezzo Industria e Comercio S.A.	1,600	$26,776
Cia.Hering S.A.	500	10,924
Gerry Weber International AG	952	38,473
Guess?, Inc.	910	23,715
Stella International Holdings	14,000	33,419

		$133,307
Automotive - 1.0%
Guangzhou Automobile Group Co. Ltd., “H”	24,000	$16,799
USS Co. Ltd.	370	39,795

		$56,594
Biotechnology - 0.4%
Anacor Pharmaceuticals, Inc. (a)	734	$4,514
ViroPharma, Inc. (a)	610	16,226

		$20,740
Broadcasting - 0.7%
Havas S.A.	3,036	$15,408
Proto Corp.	800	24,318

		$39,726
Brokerage & Asset Managers - 1.1%
Aberdeen Asset Management PLC	4,135	$18,299
Computershare Ltd.	3,024	26,324
IG Group Holdings PLC	3,184	21,765

		$66,388
Business Services - 6.9%
Amadeus IT Holding S.A.	3,579	$79,950
Brenntag AG	240	28,602

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Bunzl PLC	4,198	$74,924
Constant Contact, Inc. (a)	2,070	40,469
FleetCor Technologies, Inc. (a)	1,119	48,318
Intertek Group PLC	616	27,534
Jones Lang LaSalle, Inc.	422	30,439
Multiplus S.A.	747	15,898
Performant Financial Corp. (a)	2,660	28,861
Sodexo	435	34,399

		$409,394
Chemicals - 0.3%
Victrex PLC	778	$16,578

Computer Software - 4.0%
Check Point Software Technologies Ltd. (a)	1,092	$50,330
CommVault Systems, Inc. (a)	580	29,244
Nuance Communications, Inc. (a)	1,610	38,399
OBIC Co. Ltd.	350	73,799
SolarWinds, Inc. (a)	770	42,258

		$234,030
Computer Software - Systems - 3.1%
Exa Corp. (a)	1,260	$13,154
ExactTarget, Inc. (a)	420	8,891
Guidewire Software, Inc. (a)	490	13,990
National Instruments Corp.	1,230	31,685
NICE Systems Ltd. (a)	660	20,637
Qlik Technologies, Inc. (a)	870	18,401
SciQuest, Inc. (a)	3,164	53,313
Vantiv, Inc. (a)	1,140	25,718

		$185,789
Construction - 3.7%
Beacon Roofing Supply, Inc. (a)	1,685	$47,416
Bellway PLC	1,679	23,168
Eagle Materials, Inc.	1,365	58,217
NVR, Inc. (a)	65	53,832
PT Semen Gresik Tbk.	27,500	35,763

		$218,396
Consumer Products - 1.1%
Dr. Ci Labo Co. Ltd.	3	$11,756
L’Occitane International S.A.	9,500	24,252

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Consumer Products - continued
Uni-Charm Corp.	500	$29,089

		$65,097
Consumer Services - 3.6%
Anhanguera Educacional Participacoes S.A.	2,800	$41,671
Dignity PLC	4,619	66,375
HomeAway, Inc. (a)	2,600	61,516
Kroton Educacional S.A. (a)	6	7
Kroton Educacional S.A., IEU (a)	1,962	32,089
MakeMyTrip Ltd. (a)	930	13,290

		$214,948
Containers - 0.5%
Viscofan S.A.	714	$31,621

Electrical Equipment - 4.2%
AMETEK, Inc.	1,285	$44,088
Domino Printing Sciences PLC	3,471	31,029
IMI PLC	3,180	43,425
MSC Industrial Direct Co., Inc., “A”	723	50,104
Sensata Technologies Holding B.V. (a)	1,640	49,249
Spectris PLC	1,198	32,890

		$250,785
Electronics - 3.0%
CEVA, Inc. (a)	1,420	$22,890
Entegris, Inc. (a)	3,152	27,706
Monolithic Power Systems, Inc. (a)	2,045	44,090
Ultratech, Inc. (a)	1,170	38,587
Veeco Instruments, Inc. (a)	1,280	43,904

		$177,177
Energy - Independent - 3.6%
Approach Resources, Inc. (a)	1,150	$33,051
Cabot Oil & Gas Corp.	1,860	77,023
Celtic Exploration Ltd. (a)	1,100	18,457
Midstates Petroleum Co., Inc. (a)	2,160	17,604
Pinecrest Energy, Inc. (a)	7,780	14,680
Range Resources Corp.	780	50,848

		$211,663
Entertainment - 0.5%
Six Flags Entertainment Corp.	530	$29,272

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 2.5%
Booker Group PLC	26,810	$40,271
Britvic PLC	6,290	31,920
D.E Master Blenders 1753 N.V. (a)	1,360	16,018
Devro PLC	8,058	40,010
Green Mountain Coffee Roasters, Inc. (a)	750	18,233

		$146,452
Food & Drug Stores - 2.0%
Cosmos Pharmaceutical Corp.	500	$42,659
CP All PLC	13,700	15,084
O’Key Group S.A., GDR	4,524	42,526
Sundrug Co. Ltd.	500	18,181

		$118,450
General Merchandise - 1.9%
Clicks Group Ltd.	4,693	$32,113
Five Below, Inc. (a)	1,190	38,247
Mr. Price Group Ltd.	2,676	43,342

		$113,702
Insurance - 1.3%
Brasil Insurance Participacoes e Administracao S.A.	3,400	$32,662
Jardine Lloyd Thompson Group PLC	3,570	43,535

		$76,197
Internet - 0.2%
Millennial Media, Inc. (a)	1,280	$14,758

Machinery & Tools - 6.4%
Allison Transmission Holdings, Inc.	2,280	$40,516
Finning International, Inc.	1,280	29,450
IPG Photonics Corp. (a)	585	35,972
Joy Global, Inc.	1,130	60,319
Kennametal, Inc.	1,220	44,945
Polypore International, Inc. (a)	1,840	59,653
Spirax-Sarco Engineering PLC	801	25,043
United Rentals, Inc. (a)	1,340	43,295
WABCO Holdings, Inc. (a)	611	35,878

		$375,071
Medical & Health Technology & Services - 4.4%
Advisory Board Co. (a)	1,008	$44,685
Air Methods Corp. (a)	260	30,300

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical & Health Technology & Services - continued
Brookdale Senior Living, Inc. (a)	2,500	$54,325
Cerner Corp. (a)	586	42,860
Fleury S.A.	1,600	17,380
Healthcare Services Group, Inc.	2,060	43,610
Kobayashi Pharmaceutical Co. Ltd.	500	26,726

		$259,886
Medical Equipment - 7.7%
Align Technology, Inc. (a)	974	$33,067
Cepheid, Inc. (a)	1,167	44,043
Conceptus, Inc. (a)	2,850	54,179
DENTSPLY International, Inc.	710	25,752
Edwards Lifesciences Corp. (a)	310	31,654
Endologix, Inc. (a)	2,788	33,372
EnteroMedics, Inc. (a)	3,240	11,923
Globus Medical, Inc., “A” (a)	1,870	29,770
Masimo Corp. (a)	1,161	25,635
NxStage Medical, Inc. (a)	2,106	26,852
Sonova Holding AG	388	35,967
Uroplasty, Inc. (a)	3,867	15,391
Varian Medical Systems, Inc. (a)	600	35,274
Vocera Communications, Inc. (a)	690	19,430
Volcano Corp. (a)	1,150	32,522

		$454,831
Metals & Mining - 1.4%
Globe Specialty Metals, Inc.	3,224	$47,038
Iluka Resources Ltd.	3,670	34,883

		$81,921
Network & Telecom - 1.6%
Calix, Inc. (a)	3,484	$18,500
Fortinet, Inc. (a)	1,730	45,862
VTech Holdings Ltd.	2,600	31,818

		$96,180
Oil Services - 2.9%
AMEC PLC	2,000	$35,219
Atwood Oceanics, Inc. (a)	1,220	56,462
Dresser-Rand Group, Inc. (a)	1,080	54,670
Helmerich & Payne, Inc.	590	26,928

		$173,279

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Other Banks & Diversified Financials - 2.4%
Air Lease Corp. (a)	1,660	$34,229
Credicorp Ltd.	242	29,168
First Republic Bank	1,243	40,634
Western Union Co.	1,990	35,044

		$139,075
Pharmaceuticals - 2.0%
Perrigo Co.	183	$20,125
Santen Pharmaceutical Co. Ltd.	1,000	43,669
Virbac	303	54,785

		$118,579
Railroad & Shipping - 0.8%
Diana Shipping, Inc. (a)	7,270	$48,055

Real Estate - 1.8%
Brasil Brokers Participacoes	10,900	$35,548
Deutsche Wohnen AG	2,568	43,444
Midland Holdings Ltd.	52,000	28,609

		$107,601
Restaurants - 2.8%
Ajisen China Holdings Ltd.	14,000	$8,624
Arcos Dorados Holdings, Inc.	3,870	51,123
Chuy’s Holdings, Inc. (a)	1,800	37,116
Domino’s Pizza UK & IRL PLC	4,448	37,998
Dunkin Brands Group, Inc.	1,098	31,985

		$166,846
Specialty Chemicals - 4.8%
Croda International PLC	2,036	$76,166
Elementis PLC	13,169	46,045
Fuchs Petrolub AG, IPS	651	38,075
Rockwood Holdings, Inc.	650	30,771
Symrise AG	1,436	48,614
W. R. Grace & Co. (a)	746	43,089

		$282,760
Specialty Stores - 5.0%
Citi Trends, Inc. (a)	1,102	$12,800
Ethan Allen Interiors, Inc.	1,460	32,237
Francesca’s Holdings Corp. (a)	970	34,270
MonotaRO Co. Ltd.	2,700	58,001
Monro Muffler Brake, Inc.	1,202	40,688
NEXT PLC	492	27,929

16

Portfolio of Investments – continued

Issuer		Shares/Par	Value ($)

Common Stocks - continued
Specialty Stores - continued
Tiffany & Co.		750	$46,463
Urban Outfitters, Inc. (a)		1,118	41,970

			$294,358
Telephone Services - 1.4%
PT XL Axiata Tbk		61,000	$46,062
Ziggo N.V.		1,090	34,056

			$80,118
Tobacco - 0.8%
Swedish Match AB		1,094	$45,464

Trucking - 1.9%
Atlas Air Worldwide Holdings, Inc. (a)		617	$31,776
DSV A.S.		998	21,715
Swift Transportation Co. (a)		7,310	59,577

			$113,068
Total Common Stocks (Identified Cost, $5,142,249)			$5,785,714

	First Exercise
Warrants - 0.8%
Consumer Products - 0.4%
Merrill Lynch International & Co. (Dabur Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/27/11	11,910	$26,287

Other Banks & Diversified Financials - 0.4%
Merrill Lynch International & Co. (Federal Bank Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	8/30/10	3,033	$22,202
Total Warrants (Identified Cost, $43,782)			$48,489

Money Market Funds - 3.3%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)		193,187	$193,187
Total Investments (Identified Cost, $5,379,218)			$6,027,390

Other Assets, Less Liabilities - (2.1)%			(124,595)
Net Assets - 100.0%			$5,902,795

17

Portfolio of Investments – continued

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $48,489, representing 0.82% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

GDR	Global Depositary Receipt
IEU	International Equity Unit
IPS	International Preference Stock
PLC	Public Limited Company

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $5,186,031)	$5,834,203
Underlying affiliated funds, at cost and value	193,187
Total investments, at value (identified cost, $5,379,218)	$6,027,390
Foreign currency, at value (identified cost, $60)	61
Receivables for
Investments sold	42,595
Fund shares sold	16,819
Interest and dividends	4,919
Receivable from investment adviser	17,869
Total assets	$6,109,653
Liabilities
Payables for
Investments purchased	$169,136
Fund shares reacquired	5,865
Payable to affiliates
Shareholder servicing costs	55
Distribution and service fees	57
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	31,743
Total liabilities	$206,858
Net assets	$5,902,795
Net assets consist of
Paid-in capital	$5,174,098
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $423 deferred country tax)	647,762
Accumulated net realized gain (loss) on investments and foreign currency	80,935
Net assets	$5,902,795
Shares of beneficial interest outstanding	491,091

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,274,397	106,094	$12.01
Class B	203,484	17,027	11.95
Class C	295,985	24,769	11.95
Class I	3,649,015	303,201	12.03
Class R1	119,500	10,000	11.95
Class R2	119,925	10,000	11.99
Class R3	120,138	10,000	12.01
Class R4	120,351	10,000	12.04

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.74 [100/94.25 * $12.01]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, RI, R2, R3, and R4.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Period ended 8/31/12 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$45,117
Dividends from underlying affiliated funds	103
Foreign taxes withheld	(2,076)
Total investment income	$43,144
Expenses
Management fee	$29,128
Distribution and service fees	4,645
Shareholder servicing costs	770
Administrative services fee	12,431
Independent Trustees’ compensation	799
Custodian fee	30,308
Shareholder communications	5,320
Audit and tax fees	29,821
Legal fees	93
Registration fees	12,836
Miscellaneous	9,134
Total expenses	$135,285
Fees paid indirectly	(1)
Reduction of expenses by investment adviser	(93,268)
Net expenses	$42,016
Net investment income	$1,128
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $568 country tax)	$82,418
Foreign currency	(2,611)
Net realized gain (loss) on investments and foreign currency	$79,807
Change in unrealized appreciation (depreciation)
Investments (net of $423 increase in deferred country tax)	$647,749
Translation of assets and liabilities in foreign currencies	13
Net unrealized gain (loss) on investments and foreign currency translation	$647,762
Net realized and unrealized gain (loss) on investments and foreign currency	$727,569
Change in net assets from operations	$728,697

(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Period ended 8/31/12 (c)
From operations
Net investment income	$1,128
Net realized gain (loss) on investments and foreign currency	79,807
Net unrealized gain (loss) on investments and foreign currency translation	647,762
Change in net assets from operations	$728,697
Change in net assets from fund share transactions	$5,174,098
Total change in net assets	$5,902,795
Net assets
At beginning of period	$—
At end of period	$5,902,795

(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00	(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.01
Total from investment operations	$2.01
Net asset value, end of period (x)	$12.01
Total return (%) (r)(s)(t)(x)	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.66	(a)
Expenses after expense reductions (f)	1.50	(a)
Net investment income	0.03	(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$1,274

Class B	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.01
Total from investment operations	$1.95
Net asset value, end of period (x)	$11.95
Total return (%) (r)(s)(t)(x)	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.34	(a)
Expenses after expense reductions (f)	2.25	(a)
Net investment loss	(0.78	)(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$203

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	2.01
Total from investment operations	$1.95
Net asset value, end of period (x)	$11.95
Total return (%) (r)(s)(t)(x)	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.43	(a)
Expenses after expense reductions (f)	2.25	(a)
Net investment loss	(0.80	)(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$296

Class I	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	2.02
Total from investment operations	$2.03
Net asset value, end of period (x)	$12.03
Total return (%) (r)(s)(x)	20.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.37	(a)
Expenses after expense reductions (f)	1.25	(a)
Net investment income	0.17	(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$3,649

See Notes to Financial Statements

23

Financial Highlights – continued

Class R1	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	2.02
Total from investment operations	$1.95
Net asset value, end of period (x)	$11.95
Total return (%) (r)(s)(x)	19.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.34	(a)
Expenses after expense reductions (f)	2.25	(a)
Net investment loss	(0.81	)(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$120

Class R2	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	2.02
Total from investment operations	$1.99
Net asset value, end of period (x)	$11.99
Total return (%) (r)(s)(x)	19.90	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.84	(a)
Expenses after expense reductions (f)	1.75	(a)
Net investment loss	(0.31	)(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$120

See Notes to Financial Statements

24

Financial Highlights – continued

Class R3	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	2.01
Total from investment operations	$2.01
Net asset value, end of period (x)	$12.01
Total return (%) (r)(s)(x)	20.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.59	(a)
Expenses after expense reductions (f)	1.50	(a)
Net investment loss	(0.06	)(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$120

Class R4	Period ended 8/31/12 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	2.02
Total from investment operations	$2.04
Net asset value, end of period (x)	$12.04
Total return (%) (r)(s)(x)	20.40	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.34	(a)
Expenses after expense reductions (f)	1.25	(a)
Net investment income	0.19	(a)
Portfolio turnover	40	(n)
Net assets at end of period (000 omitted)	$120

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can

27

Notes to Financial Statements – continued

utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

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Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,140,865	$—	$—	$3,140,865
United Kingdom	802,503	—	—	802,503
Japan	140,973	227,020	—	367,993
Brazil	212,947	7	—	212,954
Germany	197,209	—	—	197,209
Spain	111,571	—	—	111,571
France	104,592	—	—	104,592
Hong Kong	—	93,846	—	93,846
Indonesia	81,825	—	—	81,825
Other Countries	584,889	135,956	—	720,845
Mutual Funds	193,187	—	—	193,187
Total Investments	$5,570,561	$456,829	$—	$6,027,390

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

29

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended August 31, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the period ended August 31, 2012, there were no significant adjustments due to differences between book and tax accounting.

The fund declared no distributions for the period ended August 31, 2012.

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/12
Cost of investments	$5,379,468
Gross appreciation	780,966
Gross depreciation	(133,044)
Net unrealized appreciation (depreciation)	$647,922
Undistributed ordinary income	81,185
Other temporary differences	(410)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.975%
Next $1.5 billion of average daily net assets	0.90%
Average daily net assets in excess of $2.5 billion	0.85%

The management fee incurred for the period ended August 31, 2012 was equivalent to an annual effective rate of 0.975% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2013. For the period ended August 31, 2012, this reduction amounted to $93,254 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,389 for the period ended August 31, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

31

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,019
Class B	0.75%	0.25%	1.00%	1.00%	1,035
Class C	0.75%	0.25%	1.00%	1.00%	1,176
Class R1	0.75%	0.25%	1.00%	1.00%	808
Class R2	0.25%	0.25%	0.50%	0.50%	404
Class R3	—	0.25%	0.25%	0.25%	203
Total Distribution and Service Fees					$4,645

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended August 31, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD. There were no contingent deferred sales charges imposed during the period ended August 31, 2012.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended August 31, 2012, the fee was $602, which equated to 0.0202% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended August 31, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $168.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide

32

Notes to Financial Statements – continued

these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended August 31, 2012 was equivalent to an annual effective rate of 0.4159% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended August 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $24 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $14, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On December 15, 2011, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 and 230,000 shares of Class I for an aggregate amount of $3,000,000. At August 31, 2012, MFS was the sole shareholder of Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $6,799,380 and $1,696,335, respectively.

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Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 8/31/12 (c)
	Shares	Amount
Shares sold
Class A	109,628	$1,247,750
Class B	18,249	195,363
Class C	25,509	276,674
Class I	303,810	3,125,329
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
	497,196	$5,245,116

Shares reacquired
Class A	(3,534)	$(40,457)
Class B	(1,222)	(14,375)
Class C	(740)	(8,864)
Class I	(609)	(7,322)
	(6,105)	$(71,018)

Net change
Class A	106,094	$1,207,293
Class B	17,027	180,988
Class C	24,769	267,810
Class I	303,201	3,118,007
Class R1	10,000	100,000
Class R2	10,000	100,000
Class R3	10,000	100,000
Class R4	10,000	100,000
	491,091	$5,174,098

(c)	For the period from the commencement of the fund’s investment operations, December 16, 2011, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds

34

Notes to Financial Statements – continued

managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended August 31, 2012, the fund’s commitment fee and interest expense were $9 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	5,360,563	(5,167,376)	193,187

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$103	$193,187

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and Shareholders of MFS Global New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust IV), including the portfolio of investments, as of August 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 16, 2011 (commencement of operations) to August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global New Discovery Fund at August 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period December 16, 2011 (commencement of operations) to August 31, 2012, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2012

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

40

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Peter Fruzzetti
Thomas Wetherald

41

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s approval of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

42

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2012 and 2011, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2012	2011
MFS Government Money Market Fund	24,495	23,606
MFS Mid Cap Growth Fund	41,857	40,316
MFS Money Market Fund	29,730	28,644
Total	96,082	92,566

	Audit Fees
Fees billed by E&Y:	2012	2011
MFS Global New Discovery Fund	21,300	N/A	**

For the fiscal years ended August 31, 2012 and 2011, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2012	2011	2012	2011	2012	2011[5]
To MFS Government Money Market Fund	0	0	3,573	3,439	641	1,248
To MFS Mid Cap Growth Fund	0	0	6,288	6,052	950	1,248
To MFS Money Market Fund	0	0	3,574	3,440	788	1,248
Total fees billed by Deloitte To above Funds:	0	0	13,435	12,931	2,379	3,744

	Audit-Related Fees		Tax Fees		All Other Fees
Fees billed by Deloitte:	2012	2011[5]	2012	2011	2012	2011[5]
To MFS and MFS Related Entities of MFS Government Money Market Fund*	1,249,664	810,204	0	0	0	113,100
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	1,249,664	810,204	0	0	0	113,100
To MFS and MFS Related Entities of MFS Money Market Fund*	1,249,664	810,204	0	0	0	113,100

Aggregate fees for non-audit services:	2012	2011[5]
To MFS Government Money Market Fund, MFS and MFS Related Entities#	1,541,398	1,352,207
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	1,544,422	1,354,820
To MFS Money Market Fund, MFS and MFS Related Entities#	1,541,546	1,352,208

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
Fees billed by E&Y:	2012	2011		2012	2011		2012	2011
To MFS Global New Discovery Fund	0	N/A	**	8,238	N/A	**	0	N/A	**

	Audit-Related Fees			Tax Fees			All Other Fees
Fees billed by E&Y:	2012	2011		2012	2011		2012	2011
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	0	0		0	0		0	0

Aggregate fees for non-audit services:	2012	2011
To MFS New Global New Discovery Fund, MFS and MFS Related Entities#	133,238	25,000

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Global New Discovery Fund commenced investment operations in December 2011.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended August 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: October 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: October 17, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2012

*	Print name and title of each signing officer under his or her signature.